Exhibit 32.1

CERTIFICATION

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of FS Credit Real Estate Income Trust, Inc. (the “Company”) for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), Michael C. Forman, as Chief Executive Officer of the Company, and Edward T. Gallivan, Jr. as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

•	the Form 10-K of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 21, 2019

/s/ MICHAEL C. FORMAN
Michael C. Forman
Chief Executive Officer

/s/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer